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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 13, 2005

                      OPTICAL COMMUNICATION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



              Delaware                    000-31861              95-4344224
 ---------------------------------- ----------------------   -------------------
 (State or other jurisdiction       (Commission File         (IRS Employer
 of incorporation or organization)  Number)                  Identification No.)

 6101 Variel Avenue
 Woodland Hills, CA                                                 91367
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 (Address of principal executive                             (Zip Code)
 offices)



 Registrant's telephone number, including area code               (818) 251-7100


                                 Not Applicable
             ------------------------------------------------------
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02.     Departure of Directors or Principal Officers; Election of
               Directors; Appointment of Principal Officers.

               On January 13, 2005, the Board of Directors (the "Board") of Optical Communication Products, Inc. (the "Company") elected Akihiro Fukunaga to serve on the Company's Board.

               As of the date of this report, the Board had not yet determined on which committees Mr. Fukunaga will serve.

               Mr. Fukunaga is the Manager of the Corporate Administration Department of The Furukawa Electric Co., Ltd. ("Furukawa"). The Company has worked closely with Furukawa, its indirect majority stockholder, in the past, and intends to continue to work closely with Furukawa in the future. The Company currently purchases the majority of its lasers from Furukawa and Furukawa's related parties pursuant to a Master Purchase Agreement dated October 1, 2003. During the fiscal year ended September 30, 2004, the Company purchased these lasers from Furukawa and Furukawa's related parties in the ordinary course of business. The Company also sells some of its subsystems and modules in the regular course of its business to Furukawa and several of Furukawa's subsidiaries and affiliates. The Company purchases from these related parties amounted to $13,286,000 for the year ended September 30, 2004. The Company's sales to these related parties amounted to $218,000 for the year ended September 30, 2004. Accounts receivable due to the Company from these related parties was $7,000 at September 30, 2004. Accounts payable due by the Company to these related parties was $3,325,000 at September 30, 2004.

               The Company has also entered into a registration rights agreement with Furukawa Electric North America, Inc., a wholly-owned subsidiary of Furukawa, which includes demand registration rights and other standard rights and limitations.

Item 9.01      Financial Statements and Exhibits

        (a)    Financial Statements of Business Acquired.

               Not Applicable.

        (b)    Pro Forma Financial Information.

               Not Applicable.

        (c)    Exhibits.

               Exhibit 99.1    Press Release of the Registrant dated January 13,
                               2005

               On January 13, 2005, the Company issued a press release announcing the election of Mr. Fukunaga to the Board. The full text of the press release is attached to this Current Report on Form 8-K as Exhibit 99.1.


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                                    SIGNATURE

               Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 14, 2005                    OPTICAL COMMUNICATION PRODUCTS, INC.
                                    a Delaware corporation



                                    By:  /s/       Susie L. Nemeti
                                         -------------------------------
                                    Susie L. Nemeti
                                    Chief Financial Officer